Asset Retirement Obligations (Tables)	12 Months Ended
Dec. 31, 2019
Asset Retirement Obligations
Change in ARO
The change in ARO for the years ended December 31 is as follows:

millions of Canadian dollars	2019	2018
Balance, January 1	$205	$172
Additions (1)	-	25
Liabilities settled (1)	(25)	(2)
Accretion included in depreciation expense	7	6
Other	3	(1)
Change in foreign exchange rate	(5)	5
Balance, December 31	$185	$205
(1) Tampa Electric produces ash and other by-products, collectively known as CCR's, at its Big Bend and Polk power stations. The increase in ARO in 2018 was to achieve compliance with the US Environmental Protection Agency's CCR rule due to the closure of a CCR management facility that began in 2018. The closure was completed in 2019.